Exhibit 10.12

                 SEVERANCE AND SETTLEMENT AGREEMENT AND RELEASE

     This AGREEMENT is entered into by and between Saucony, Inc. (the "Company") and Wolfgang Schweim (the "Employee").

     WHEREAS,  the parties wish to resolve  amicably the  Employee's  separation
from  the  Company  and  establish  the  terms  of  the   Employee's   severance
arrangement;

     NOW, THEREFORE, in consideration of the promises and conditions set forth herein, the sufficiency of which is hereby acknowledged, the Company and the Employee agree as follows:

1. Termination Date. The Employee's effective date of termination from the Company is January 2, 2004.

2. Monetary Consideration. In return for the execution of the instant Severance and Settlement Agreement and Release, the Company agrees to pay the Employee Two Hundred Four Thousand Dollars ($204,000.00), less all applicable state and federal taxes as severance pay. The severance pay will be paid to the Employee in one lump sum on January 31, 2004, provided that the Employee has not revoked his acceptance of the Agreement during the seven (7) day revocation period.

3. Release. The Employee hereby fully, forever, irrevocably and unconditionally releases, remises and discharges the Company, its officers, directors, stockholders, corporate affiliates, subsidiaries, and parent companies, agents, employees, and attorneys from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys' fees and costs), of every kind and nature which he ever had or now has against the Company, its officers, directors, stockholders, corporate affiliates, subsidiaries and parent companies, agents, employees and attorneys, arising out of his employment with or separation from the Company including, but not limited to, all employment discrimination claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. ss. 2000e et seq., the Age Discrimination in Employment Act, 29 U.S.C. ss. 621 et seq., the Americans With Disabilities Act of 1990, 42 U.S.C. ss. 12101 et seq., and the Massachusetts Fair Employment Practices Act, M.G.L. c.151B, ss.1 et seq., all as amended, and all claims arising out of the Fair Credit Reporting Act, 15 U.S.C. ss. 1681 et seq., the Employee Retirement Income Security Act of 1974 ("ERISA"), 29 U.S.C. ss. 1001 et seq., the Massachusetts Civil Rights Act, M.G.L. c. 12 ss.ss. 11H and 11I, the Massachusetts Equal Rights Act, M.G.L. c. 93 ss. 102 and M.G.L. c. 214, ss. 1C, the Massachusetts Labor and Industries Act, M.G.L. c. 149, ss. 1 et seq., and the Massachusetts Privacy Act, M.G.L. c. 214, ss. 1B, all as amended, and all common law claims including, but not limited to, actions in tort, defamation and breach of contract, and any claim or damage arising out of the Employee's employment with or separation from the Company (including a claim for retaliation) under any common law theory or any federal, state or local ordinance not expressly referenced above, provided, however, that nothing in this Agreement prevents him from filing, cooperating with, or participating in any proceeding before the EEOC or a state Fair Employment Practices Agency (except that the Employee acknowledges that he may not be able to recover any monetary benefits in connection with any such claim, charge or proceeding).

4. Non-Disclosure. The Employee acknowledges his obligation to keep confidential all non-public information concerning the Company which he acquired during the course of his employment with the Company, as stated more fully in the non-disclosure agreement executed by the Employee at the inception of his employment which remains in full force and effect.

5. Return of Company Property. The Employee confirms that he has returned to the Company all keys, files, records (and copies thereof), equipment and other Company-owned property in his possession or control. In addition, the Employee agrees to leave intact all electronic Company documents, including those which he developed or helped develop during his employment.

6. Non-Disparagement. The Employee understands and agrees that as a condition for payment to him of the consideration described herein, he will not make any false, disparaging or derogatory statements to any media outlet, industry group, investors, financial institution or current or former employee, consultant, client or customer of the Company regarding the Company or any of its directors, officers, employees, agents or representatives or about the Company's business affairs and financial condition.

7. Confidentiality. To the extent permitted by law, the Employee understands and agrees that as a condition for payment to him of the consideration herein described, the terms and contents of this Agreement, and the contents of the negotiations and discussions resulting in this Agreement, shall be maintained as confidential by the Employee, his agents and representatives, and none of the above shall be disclosed except to the extent required by federal or state law or as otherwise agreed to in writing by the Company.

8. Nature of Agreement. The Employee understands and agrees that this Agreement is a severance and settlement agreement and does not constitute an admission of liability or wrongdoing on the part of the Company.

9. Amendment. This Agreement shall be binding upon the parties and may not be abandoned, supplemented, changed or modified in any manner, orally or otherwise, except by an instrument in writing of concurrent or subsequent date signed by a duly authorized representative of the parties hereto. This Agreement is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors and administrators.

10. Waiver of Rights. No delay or omission by the Company in exercising any rights under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or a waiver of any right on any other occasion.

11. Validity. Should any provision of this Agreement be declared or be determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms, or provisions shall not be affected thereby and said illegal and invalid part, term or provision shall be deemed not to be a part of this Agreement.

12. Applicable Law. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, and is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors and administrators.

13. Acknowledgments. The Employee acknowledges that he has been given twenty-one (21) days to consider this Agreement and that the Company advised him to consult with any attorney of his own choosing prior to signing this Agreement. The Employee may revoke this Agreement for a period of seven (7) days after the execution of this Agreement, and the Agreement shall not be effective or enforceable until the expiration of this seven
     (7) day revocation period.

14. Voluntary Assent. The Employee affirms that no other promises or agreements of any kind have been made to or with him by any person or entity whatsoever to cause him to sign this Agreement, and that he fully understands the meaning and intent of this Agreement. The Employee states and represents that he has had an opportunity to fully discuss and review the terms of this Agreement with an attorney. The Employee further states and represents that he has carefully read this Agreement, understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs his name of his own free act.

15. Entire Agreement. This Agreement contains and constitutes the entire understanding and agreement between the parties hereto with respect to the severance and supercedes all previous oral and written negotiations, agreements, commitments, and writings in connection therewith. Nothing in this Section shall, however, modify, cancel or supercede the Employee's obligations set forth in Section 7.

16. Counterparts. This Agreement may be executed in two signature counterparts, each of which shall constitute an original, but all of which taken together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, all parties have set their hand and seal to this Agreement as of the date written below. WOLFGANG SCHWEIM

 /s/ Wolfgang Schweim                   Date:    1/7/04
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SAUCONY, INC.

By:      /s/ Michael Umana              Date:     1/2/04
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